UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Bancorp Rhode Island, Inc
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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On April 5, 2007, Bancorp Rhode Island, Inc. delivered the following presentation to certain of its shareholders.

Bancorp Rhode Island, Inc. Investor Presentation April 2007 Opportunity

Forward Looking Statements Certain statements contained in this presentation are “Forward Looking Statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward Looking Statements may be identified by the use of forward looking terminology such as “may,” “believes,” “intends,” “expects,” and “anticipates” or similar terms or variations of these terms. Actual results could differ materially from those set forth in Forward Looking Statements due to a variety of factors including, without limitation, competition, interest rate risk, credit risk, political and economic conditions and regulatory issues. Further information on these risk factors is included in our Annual Report on Form 10-K and other filings with the Securities and Exchange Commission.

$1.5 billion commercial bank 16 branches in Greater Providence area $212.5 million market cap1 Delivering shareholder value since bank formation in March 1996 Profile – December 31, 2006 1. As of 2/28/07.

Why BancorpRI? Superior delivery of shareholder value Superior growth prospects and earnings potential High value business model Measurable execution of organic growth plan Proactive focus on profitability Uniquely attractive market

 Consistently Superior Investment Returns 15.34% 12.82% 7.89% 18.03% SNL Micro Cap Bank & Thrift 20.43% 21.47% 12.55% 13.13% SNL New England Bank Ten Year Five Year Three Year One Year Company 10.12% 8.66% 11.26% 15.71% Russell 3000 19.16% 24.37% 13.25% 31.98% Bancorp Rhode Island Average Annual Total Return* *As of December 31, 2006; Source: SNL Interactive website

Average Annual Total Return* 17.63% 15.68% Camden National Chittenden Corp. 15.31% Webster 14.86% TD Banknorth 13.29% Washington Trust 13.19% Bank of America 11.39% Century Bancorp Ten Year Company 19.16% Bancorp Rhode Island 19.19% Sovereign 20.18% Rockland Trust *As of December 31, 2006; Source: SNL Interactive website 15.85% Bank of America 14.35% Rockland Trust 12.38% TD Banknorth 12.15% Webster 12.07% Washington Trust 10.61% Chittenden Corp. Five Year Company 10.15% Century Bancorp 20.56% Sovereign 24.37% Bancorp Rhode Island 25.04% Camden National 12.21% Rockland Trust 7.47% Chittenden Corp. 5.70% Sovereign 5.35% Washington Trust 4.48% Webster 3.78% TD Banknorth Three Year Company -6.60% Century Bancorp 13.25% Bancorp Rhode Island 14.86% Bank of America 20.99% Camden National 25.01% Sovereign 20.68% Bank of America 14.50% TD Banknorth 13.44% Chittenden Corp. 9.59% Washington Trust 6.24% Webster One Year Company -5.06% Century Bancorp 28.80% Rockland Trust 31.98% Bancorp Rhode Island 43.46% Camden National

Net Income (In Millions) Reflects impact of operations center and data processing investments. Reflects impact of portfolio restructure charge. 1 2 7.7 9.6 8.6 7.4 7.7 6.3 1.6 3.5 3.8 4.4 5.6 $0.0 $2.0 $4.0 $6.0 $8.0 $10.0 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006

Diluted Earnings Per Share Reflects impact of operations center and data processing investments. Reflects dilutive impact of $21.5 million (628,418 shares) capital raise. Reflects impact of portfolio restructure charge. 1 2 3 1.57 2.04 2.04 1.77 .30 .75 .85 1.17 1.49 1.62 1.92 $0.00 $0.50 $1.00 $1.50 $2.00 $2.50 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006

Margin Efficiency Ratio ROA ROE 3.06% 75.62% 0.53% 7.22% 2006 Operating Ratios – A Young Company in Transition High Achiever to Strong Performer

Margin decline causing stalled earnings Inverted yield curve having impact industry-wide Ratios reflect $21.5MM equity capital (628,418 shares) raised in 2005 Deployment still taking place Earlier investments are developing well 3 new branches Private bank Macrolease Franchise continues to grow in strategic importance ROE and EPS growth opportunities being pursued Current Operating Ratios Present Significant Opportunity

Organic Growth Strategy Confident in strategic direction Demonstrated success in growing shareholder value Board evaluates all opportunities Ryan Beck & Co., Inc. has provided strategic advice since 2004 Provides ongoing strategic assessment of value creation opportunities

High Value C & I Business Model Commercial Banking Business loans are a relationship based product Not a commodity Higher-yielding assets Source of fee income and associated DDAs Business owners are an attractive customer segment

12/31/1996 $383,039 Consumer Commercial 1-4 Family Total Loans (in thousands) 12/31/2006 $1,004,292 Recruiting and retaining talent Reducing reliance on purchased assets Increasing higher-yielding assets Converting Balance Sheet to More Commercial Profile Through Organic Growth 22% 51% 27% 8% 24% 68%

Commercial Loan Growth Loans (in millions) 19.0% CAGR 2006 2004 2002 2000 1998 1996 $0 $100 $200 $300 $400 $500

12/31/2006 $519.8 million Small Business Lending Real Estate Lending CRE Non-Owner Occupied Loans Multi-Family Real Estate Loans Construction Loans Leases Diversified Commercial Portfolio Business Lending Business Loans and Lines (C&I) Owner-Occupied CRE Loans 12/31/1996 $92.6 million (micro-loans) 33% 11% 8% 48% 42% 0% 2% 56%

 High Quality $1.0 Billion Loan Portfolio ($ In Thousands) .05% .13% .01% .08% .05% Net charge-offs/Average Loans 875.94% 2,810.84% 1,562.62% 434.20% 1,329.35% Allowance/NPLs 1.23% 1.23% 1.29% 1.31% 1.46% Allowances/Total Loans .10% .03% .06% .23% .08% NPLs/Total Assets .14% .04% .08% .30% .11% NPLs/Total Loans $0 $0 $0 $0 $0 OREO $1,413 $415 $733 $2,462 $736 Non-performing Loans 12/31/06 12/31/05 12/31/04 12/31/03 12/31/02

Core Deposit Growth Deposits (in millions) 11.3% CAGR 2006 2004 2002 2000 1998 1996 $0 $150 $300 $450 $600 $750 $900 $1,050

Total Deposit Growth Deposits (in millions) 9.1% CAGR 2006 2004 2002 2000 1998 1996 $0 $150 $300 $450 $600 $750 $900 $1,050

Noninterest Income Growth Noninterest Income / Average Assets: 0.27% 0.38% 0.48% 0.52% 0.53% 0.64% 0.75% 0.84% 0.73% 0.68% 0.68% (In Thousands) 8.99 *Pro forma noninterest income and related ratio adjusted for security losses resulting from a restructuring of the investment portfolio in Q3 ’06. 9.23 3.58 8.58 8.83 7.08 5.23 9.85 3.22 2.73 1.92 1.28 $0.00 $1.50 $3.00 $4.50 $6.00 $7.50 $9.00 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006*

Merrill Sherman – President & CEO Entrepreneurial founder and experienced executive leader Linda Simmons – Chief Financial Officer Seasoned financial expert with big bank experience Jim DeRentis – Chief Business Officer Innovative industry expert with deep community reach Jeff Angus – Chief Operating Officer Proven technology professional with operations savvy Energetic, Deep Management Team Expanded business lending and business development teams

Ongoing operational efficiency review commenced in January ’06 24 positions eliminated in ’06 Lower expense growth rate budgeted for 2007 Hiring frost in place Leveraging Technology to Control Expenses

Commercial lending Expanding capacity while controlling expenses Streamlining processing of smaller credits Enhancing monitoring of smaller credits Increasing cross-selling of core products Retail branches Rolling out Universal Banker model Evolving to Fit Current Industry Trends

Identifying Ways to Increase Operating Revenue Product development Developing new product to expand “virtual” footprint and deepen deposit relationships Revitalizing marketing To increase “consideration of BankRI” with both retail and small business customers and deepen core deposit base

Greater Providence – Vibrant, Attractive Market Source: US Census Bureau New England’s 2nd largest city 2nd in projected population growth in New England Advantages & amenities of state capital Experiencing an urban renaissance

Attractive Marketplace Highly concentrated market BankRI clearly differentiated from major competitors Deposit Market Share in Providence and Kent Counties1 1. 2006 Offices and Deposits of all FDIC-Insured Institutions, excluding one bank that draws its deposits primarily from the internet. Federal Deposit Insurance Corporation. June 2006. 06 Total 06 Total 1 Deposits Market Branch in Market Share Institution Count ($000) (%) Citizens Bank (RBS) 61 9,102,012 53.54 Bank of America Corp. (NC) 38 3,595,276 21.15 Sovereign Bancorp Inc. (PA) 24 1,675,299 9.86 Bancorp Rhode Island Inc. (RI) 15 953,550 5.61 Centreville Savings Bank (RI)-Mutual 5 561,508 3.30

1. Rhode Island 2000 Census Population Density and Race. Rhode Island Economic Development Corporation, Research Division. April 2000. 2. R.I. Covered Employment 2003 Annual City/Town Report by NAICS. R.I. Department of Labor & Training. October 2004. www.dlt.state.ri.us/lmi/es202/town/2003.htm. Providence and Kent Counties Location of: 15 of 16 BankRI branches Densely populated urban area 75% of RI Population1 73% of RI Businesses2 79% of RI Jobs2 Kent County Providence County BankRI’s Primary Marketplace

Greater Providence – Unique Opportunity for Local Commercial Bank Densely populated urban area Businesses with 100 or fewer employees dominate Location of 15 of 16 BankRI branches Opportunity to organically increase market share Opportunity to benefit from overall market growth

Why BancorpRI? Superior delivery of shareholder value Superior growth prospects and earnings potential High value business model Measurable execution of organic growth plan Proactive focus on profitability Uniquely attractive market

NASDAQ: BARI

IMPORTANT INFORMATION Bancorp Rhode Island, Inc. (“BancorpRI”) filed a definitive proxy statement in connection with its 2007 annual meeting of shareholders with the Securities and Exchange Commission on April 4, 2007. BANCORPRI SHAREHOLDERS ARE STRONGLY ADVISED TO READ THE PROXY STATEMENT CAREFULLY, AS IT CONTAINS IMPORTANT INFORMATION. Shareholders are able to obtain additional copies of BancorpRI’s definitive proxy statement and any other documents filed by BancorpRI with the Securities and Exchange Commission for free at the Internet website maintained by the Securities and Exchange Commission at www.sec.gov. Copies of BancorpRI’s definitive proxy statement are also available for free at BancorpRI’s Internet website at www.bankri.com or by writing to Bancorp Rhode Island, Inc., One Turks Head Place, Providence, Rhode Island 02903, Attention: Investor Relations. In addition, copies of BancorpRI’s proxy materials may be requested by contacting our proxy solicitor, Georgeson Inc. at (866) 425-8584 toll free.   INFORMATION REGARDING PARTICIPANTS Detailed information regarding the names, affiliations and interests of individuals who are participants in the solicitation of proxies of BancorpRI’s shareholders is available in BancorpRI’s definitive proxy statement filed with the Securities and Exchange Commission on April 4, 2007.